SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 21, 2011

ZORAN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-27246	94-2794449
(Commission File Number)	(I.R.S. Employer Identification No.)

1390 Kifer Road, Sunnyvale, California 94086-5305

(Address of Principal Executive Offices) (Zip Code)

(408) 523-6500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c )under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On January 21, 2011, Zoran Corporation (“Zoran”) announced its preliminary financial results for the quarter ended December 31, 2010. A copy of Zoran’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by Zoran whether before or after the date hereof, regardless of any general incorporation language contained in such filing, except as expressly set forth by specific reference in such filing.

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

Number	Title

99.1	Zoran Press Release dated January 21, 2011, regarding preliminary financial results for the quarter ended December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORAN CORPORATION

Date: January 21, 2011	By:	/S/ KARL SCHNEIDER
Karl Schneider
Senior Vice President of Finance and Chief Financial Officer